Intangible Assets, net (Tables)	12 Months Ended
Mar. 31, 2019
Intangible Assets, net
Schedule of intangible assets, net

	As of March 31,
	2018	2019
	RMB	RMB
Exclusive cooperation rights (1)	—	103,000,000
Accounts in public social network platforms	4,080,000	4,080,000
Others	—	585,383

Total	4,080,000	107,665,383
Less: accumulated amortization
Exclusive cooperation rights	—	(1,716,667)
Accounts in public social network platforms	(340,000)	(1,360,000)
Others	—	(131,894)
Total	(340,000)	(3,208,561)
Intangible assets, net	3,740,000	104,456,822
(1)

Represents exclusive cooperation rights with Zhang Yi in online sales of women apparel products that has a contractual period of the later of five years after the completion of the IPO or when Zhang Yi's beneficial interest in the Company falls below 5%. See Note 14.